LOAN AGREEMENT

This Loan Agreement (this "Agreement") is dated August 20, 2019 and is made and entered into by and among HANCOCK WHITNEY BANK, a Mississippi state chartered bank ("Bank"), and 1347 PROPERTY INSURANCE HOLDINGS, INC., a Delaware corporation ("Borrower").

A. THE LOAN. Subject to the terms and conditions of this Agreement and provided Borrower timely and completely performs all obligations in favor of Bank contained in this Agreement and in any other agreement, whether now existing or hereafter arising, Bank will make or has made a **NON-REVOLVING LINE OF CREDIT LOAN** (the "Line of Credit," which term shall include all renewals, extensions or modifications thereof) to Borrower in the maximum principal amount of Seven Million Dollars ($7,000,000.00), bearing interest per annum at the rate or rates provided in that certain Commercial Note (as amended, modified, restated and/or supplemented at any time or from time to time, the "Note") in said principal sum from Borrower in favor of Bank, from date of advance until paid, payable in monthly installments of interest only, payable in arrears, commencing on September 1, 2019 and continuing on the same day of each month thereafter, with a final payment of all principal and outstanding interest due and payable on the first to occur of (i) the Closing (as defined and provided in the Equity Purchase Agreement (as defined in Section D.(4) below)) and (ii) January 20, 2020 (the earliest of such dates, the "Maturity Date"). The Line of Credit may be drawn by Borrower in multiple advances, the aggregate of which shall not exceed the sum of Seven Million Dollars ($7,000,000.00), during the period of time commencing on the date hereof through and including the day preceding the Maturity Date.

B. EFFECT OF AGREEMENT AND DEFINITIONS. The promissory note or notes referenced in Section A and any renewals, modifications or replacements for such note(s) and any other notes that may from time to time be delivered by Borrower to Bank are subject to the terms of this Agreement without further reference. "Loan" shall collectively mean any and all loans made available to Borrower under Section A of this Agreement and all renewals, extensions or modifications therefor as well as any other loans made available to Borrower by Bank from time to time. "Loan Documents" shall mean this Agreement, any other loan agreement(s), the promissory note(s) evidencing the Loan, any continuing guaranty(ies) by Borrower, any security document(s) provided for in this Agreement and any and all other documents by Borrower evidencing or securing the obligations of Borrower to Bank, direct or contingent, due or to become due, now existing or hereafter arising and any and all other documents evidencing or securing the obligations of Borrower to Bank, including without limitation, all agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value. The Loan and all other obligations of Borrower to Bank, direct or contingent, due or to become due, now existing or hereafter arising, shall be secured by any security documents provided for in this Agreement, any collateral set forth in any promissory note executed by Borrower, and any other Loan Documents. "Generally Accepted Accounting Principles" means Generally Accepted Accounting Principles as set forth in the *FASB Accounting Standards Codification* as established and published by the Financial Accounting Standards Board. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

C. USE OF PROCEEDS. The proceeds from the Loan will be used for the purposes of providing short-term working capital to Borrower's subsidiaries and other general corporate purposes.

D. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants to Bank that:

(1) **Organization and Authorization.** Borrower is an entity which is duly organized, validly existing and, if a corporation, in good standing under applicable laws. Borrower's execution, delivery and performance of this Agreement and all other documents delivered to Bank has been duly authorized and does not violate Borrower's articles of incorporation (or other governing documents), material contracts or any applicable law or regulations. All documents delivered to Bank are legal and binding obligations of Borrower who executed same. Borrower shall not change Borrower's jurisdiction of organization, domicile, name, legal form, taxpayer identification

number or state organization or identification number or Borrower's type or form of organizational structure without providing Bank not less than thirty (30) days' advance written notice thereof.

(2) **Compliance with Tax and other Laws.** Borrower shall comply, and cause its subsidiaries to comply, with all laws that are applicable to Borrower's or any such subsidiary's business activities, including, without limitation, all laws regarding (i) the collection, payment and deposit of employees' income, unemployment, Social Security, sales and excise taxes; (ii) the filing of returns and payment of taxes; (iii) pension liabilities including ERISA requirements; (iv) environmental protection; and (v) occupational safety and health.

(3) **Financial Information.** Borrower shall furnish to Bank such financial and other information, including without limitation, financial statements as and when reasonably requested by Bank. All financial statements and financial information submitted to Bank in accordance with this Agreement shall include, among other things, detailed information regarding (i) any entities, such as corporations, partnerships, or limited liability companies of which the Borrower is the majority owner and (ii) any entities of which the Borrower is not the majority owner, but for which Borrower is directly or contingently liable on debts or obligations of any kind incurred by those entities. All financial statements or records submitted to Bank via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files ("TIFF") or Portable Document Format ("PDF") shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Bank may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

(4) **Mergers, etc.** Without the prior written consent of Bank, Borrower shall not (a) be a party to a merger, or consolidation, (b) acquire all or substantially all of the assets of another entity, (c) sell, lease or transfer all, or substantially all, of Borrower's assets, except as provided in the Equity Purchase Agreement (as herein defined); or (d) change Borrower's jurisdiction of organization, domicile, name, legal form or type or organizational structure or state organizational or taxpayer identification number. Borrower shall not permit any material change to be made in the character of Borrower's business as carried on at the original date of this Agreement. Borrower shall not purchase, retire or redeem any shares of its capital stock without the prior written consent of Bank. "Equity Purchase Agreement" shall mean that certain Equity Purchase Agreement dated February 25, 2019 by and among Fednat Holding Company, a Florida corporation, Borrower as "Parent", and Borrower's subsidiaries Maison Managers, Inc., a Delaware corporation, Maison Insurance Company, a Louisiana corporation, and Claimcor, LLC, a Florida limited liability company.

(5) **Indebtedness and Liens.** Other than obligations incurred in the ordinary course of business, Borrower shall not create any additional obligations for borrowed money. Borrower shall not mortgage or encumber any of Borrower's assets or suffer any liens to exist on any of Borrower's assets without the prior written consent of Bank, other than purchase money liens incurred in the ordinary course of business.

(6) **Other Liabilities.** (a) Borrower shall not lend to or guarantee, endorse or otherwise become contingently liable in connection with the obligations, stock or dividends of any person, firm or corporation, except as currently exists and as reflected in the financial statements of Borrower as previously submitted to Bank; (b) Borrower shall not default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any indenture, agreement or other instrument to which Borrower is a party (the effect of which would materially adversely affect the business or properties of Borrower); and (c) except as disclosed or referred to in the financial statements furnished to Bank, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of Borrower, threatened against or affecting Borrower which involves the possibility of any judgment or

liability not fully covered by insurance, and which may materially and adversely affect the business or assets of Borrower or Borrower's ability to carry on business as now conducted.

(7) **Documentation.** The Loan Documents shall be on the Bank's standard forms, with such modifications as may be required or agreed to by Bank, or on such other forms as Bank may accept in its sole discretion. Upon the written request of Bank, Borrower shall promptly and duly execute and deliver all such further instruments and documents and take such further action as Bank may deem necessary to obtain the full benefits of the Loan Documents.

(8) **[Intentionally Omitted].**

(9) **Collateral.** As security for payment and performance of Loan and any and all other obligations of Borrower to Bank under the Loan Documents, whether direct or contingent, due or to become due, now existing or hereafter arising, Borrower shall grant to Bank a first priority security interest in, and execute and deliver to Bank a Collateral Assignment and Pledge of Proceeds Under Equity Purchase Agreement (as amended, modified, restated and/or supplemented, the "Collateral Assignment") pledging to Bank, Borrower's right to receive the net proceeds of the Cash Consideration (as defined in the Equity Purchase Agreement) pursuant to the terms of the Equity Purchase Agreement. Borrower covenants and agrees with Bank that, until such time as the Line of Credit has been indefeasibly paid in full and the commitment of Bank thereunder irrevocably terminated, Borrower shall not give to the Purchaser (as defined in the Equity Purchase Agreement) any instructions as to payment of the Net Cash Proceeds (as defined in the Collateral Assignment) contrary to those set forth in Section 3 of the Collateral Assignment, without Bank's prior written consent in its sole discretion.

(10) **[Intentionally Omitted].**

(11) **Setoff.** If an event of Default shall have occurred and be continuing, the Bank shall have the right to set off and apply against the obligations in such manner as the Bank may determine, at any time and without notice to the Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Bank, or any financial institution affiliate of Bank, to the Borrower whether or not the Loan obligations are then due. As further security for the Loan obligations, the Borrower hereby grants to the Bank a security interest in all money, instruments, and other property of the Borrower now or hereafter held by the Bank, or any financial institution affiliate of Bank, including, without limitation, property held in safekeeping. In addition to the Bank's right of setoff and as further security for the Loan obligations, the Borrower hereby grants to the Bank a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of the Borrower now or hereafter on deposit with or held by the Bank, or any financial institution affiliate of Bank, and all other sums at any time credited by or owing from the Bank, or any financial institution affiliate of Bank, to the Borrower. The rights and remedies of the Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.

E. CONDITIONS PRECEDENT TO LOAN. Bank shall be obligated to make the Loan only so long as: (i) all of the Loan Documents required by this Agreement have been delivered to Bank, (ii) Borrower is current in the performance of all of the other obligations of Borrower contained in the Loan Documents, (iii) no Default and no event has occurred which, with the passage of time, would constitute a Default, and (iv) no adverse material change in the financial condition of any Borrower has occurred.

F. DEFAULT. The occurrence of any of the following events constitute a default hereunder (each, a "Default"): (i) the failure of Borrower to make any payment on any Loan when due, (ii) the failure of Borrower to observe or perform promptly when due any covenant, agreement or obligation under this Agreement or under any of the other Loan Documents that has not been cured to the reasonable satisfaction of Bank within thirty (30) days after receipt by Borrower of written notice thereof from Bank or waived in writing by Bank; (iii) the occurrence of any breach of or default under the Collateral Assignment; (iv) the material inaccuracy at any time of any warranty, representation

or statement made to Bank by Borrower under this Agreement or the other Loan Documents; (v) Borrower shall fail to discharge within a period of thirty (30) days after the commencement of any attachment, sequestration or similar proceeding or proceedings against any of its assets or properties; (vi) a final judgment for the payment of money in excess of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) in the aggregate shall be entered by a court or courts against Borrower and the same shall not be discharged or a stay of execution shall not be procured, within thirty (30) days from the date of the entry thereof; (vii) any Borrower shall fail to pay when due any principal of or any interest on any other debt, or the maturity of such other debt shall have been accelerated; (viii) the filing by or against Borrower of a proceeding under the United States Bankruptcy Code or for any other relief afforded debtors or affecting rights of creditors generally under the laws of any jurisdiction; (ix) any material adverse change in the financial condition of Borrower or any material discrepancy between the financial statement submitted by Borrower and the actual financial condition of Borrower; (x) any statement, warranty or representation made by Borrower to Bank proves to be untrue in any material respect when made; and (xi) any discontinuance or termination by any Guarantor of its obligations under any guaranty of any Loan. In the event of a Default, Bank, at its option, shall have the right to exercise any and all of its rights and remedies under the Loan Documents.

G. MISCELLANEOUS PROVISIONS. Borrower agrees to pay, on demand, all of the costs, expenses and fees incurred in connection with the making or enforcement of the Loan, including attorneys' fees and appraisal fees. This Agreement is not assignable by Borrower and no party other than Borrower is entitled to rely on this Agreement. No condition or other term of this Agreement may be waived or modified except by a writing signed by Borrower and Bank. This Agreement shall supersede and replace any commitment letter between Bank and Borrower relating to any Loan. If any provision of this Agreement shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Agreement shall remain in full force and effect.

H. INDEMNIFICATION. THE BORROWER HEREBY INDEMNIFIES THE BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON BUT NOT SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

I. LIMITATION OF LIABILITY. Neither the Bank nor any affiliate, officer, director, employee, attorney, or agent of the Bank shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Bank or any of the Bank's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

J. NO DUTY. All attorneys, accountants, appraisers, and other professional persons and consultants retained by the Bank shall have the right to act exclusively in the interest of the Bank and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders, to any Borrower or to any other person.

K. BANK NOT FIDUCIARY. The relationship between the Borrower and the Bank is solely that of debtor and creditor, and the Bank has no fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Bank to be other than that of debtor and creditor.

L. EQUITABLE RELIEF. The Borrower recognizes that in the event the Borrower fails to pay, perform, observe, or discharge any or all of its obligations to the Bank, any remedy at law may prove to be inadequate relief to the Bank. The Borrower therefore agrees that the Bank, if the Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

M. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

N. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and shall inure to the benefit of the Bank and the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank.

O. SURVIVAL. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and repayment of the Borrower's obligations to the Bank, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

P. OFAC. Borrower (i) is not a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) does not engage in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is not a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

Q. PATRIOT ACT. The Bank hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of such Person and other information that will allow such Bank to identify such Person in accordance with the Patriot Act. Borrower shall provide such information and take such other actions as are reasonably requested by the Bank in order to assist the Bank in maintaining compliance with the Patriot Act.

R. WAIVER OF JURY TRIAL. BANK AND BORROWER KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING OUT OF, OR IN ANY WAY RELATED TO: THIS AGREEMENT; THE OBLIGATIONS; ANY NOTES, LOAN AGREEMENTS, OR ANY OTHER LOAN DOCUMENT OR AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH ANY OF THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS JURY WAIVER ALSO APPLIES TO ANY CLAIM OR, COUNTERCLAIM, CAUSE OF

ACTION OR DEMAND ARISING FROM OR RELATED TO (I) ANY COURSE OF CONDUCT, COURSE OF DEALING, OR RELATIONSHIP OF BORROWER, OR ANY OTHER PERSON WITH BANK OR ANY EMPLOYEE, OFFICER, DIRECTOR OR ASSIGNEE OF BANK IN CONNECTION WITH THE OBLIGATIONS WITH BANK; OR (II) ANY STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON BY OR ON BEHALF OF BANK TO BORROWER, OR ANY OTHER PERSON IN CONNECTION WITH THE OBLIGATIONS REGARDLESS OF WHETHER SUCH CAUSE OF ACTION ARISES BY CONTRACT, TORT OR OTHERWISE. BORROWER HEREBY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO THE BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER. BORROWER FURTHER CERTIFIES THAT NO PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT BANK OR ANY OTHER PERSON WOULD NOT, IN THE EVENT OF A LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER.

S. ENTIRE AGREEMENT; AMENDMENT; WAIVERS. This Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. The provisions of this Agreement and the other Loan Documents to which the Borrower is a party may be amended or waived only by an instrument in writing signed by the parties hereto.

T. MAXIMUM INTEREST RATE. No provision of this Agreement or any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by any promissory note executed in connection with the Loan ("Note"); and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and the Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Note so that interest for the entire term does not exceed the maximum rate allowed by applicable law, as it changes from time to time.

U. NOTICES. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower is a party shall be given in writing and made by telecopy or mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to mechanical confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

V. GOVERNING LAW; VENUE; SERVICE OF PROCESS. This Agreement is made and delivered in the State of Florida and shall be governed by and construed in accordance with the laws thereof without reference to the conflicts of law principles that would cause the application of the laws of another jurisdiction. Borrower hereby irrevocably submits and consents to the exclusive personal jurisdiction and venue of any state or federal court in Florida located in the same judicial district as the office of Bank specified in the first paragraph of this Agreement

and agrees that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement shall be litigated only in one of the foregoing described courts. Borrower, for itself and its successors and its assigns, and for any person claiming under or through any of them, hereby knowingly and voluntarily waives any and all rights to have the jurisdiction and venue of any litigation arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement in any other court, and hereby knowingly and voluntarily waives any and all rights to remove this action to, or to transfer, dismiss, or change venue to, any other court. Borrower further acknowledges and agrees that neither Bank nor any person acting on behalf of Bank has in any way agreed with or represented to Borrower that the provisions of this paragraph have been waived or will not be fully enforced by Bank. The Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of the Notices section above. Nothing herein or in any of the other Loan Documents shall affect the right of the Bank to serve process in any other manner permitted by law or shall limit the right of the Bank to bring any action or proceeding against the Borrower or with respect to any of its property in courts in other jurisdictions.

W. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

X. SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

Y. SALE; ASSIGNMENT; PARTICIPATIONS. Borrower acknowledges that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of any Loan and any other Loan Documents, including, without limitation, this Agreement, any promissory notes representing the Obligations, and all Loan Documents, without notice to the undersigned and that the Bank may disclose any documents and information which the Bank now has or later acquires relating to the Borrower or any collateral in connection with such sale, assignment, transfer, negotiation, or grant. Borrower agrees that the Bank may provide information relating to the Loan and any other Loan Documents or relating to Borrower to the Bank's parent, affiliates, subsidiaries and service providers.

Z. CONSTRUCTION. The Borrower and the Bank acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrower and the Bank.

AA. AGREEMENT REGARDING BANKRUPTCY AUTOMATIC STAY. In the event of the filing of any voluntary or involuntary petition in bankruptcy by or against the Borrower, the Borrower shall not assert or request any other party to assert that the automatic stay provided in Bankruptcy Code § 362 shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Bank to enforce any rights it has or may come to have by virtue of this Agreement, the Loan Documents, or any other rights the Bank has or may come to have against the Borrower, or against the Collateral; further, in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against the Borrower, the Borrower will not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Bankruptcy Code § 105, or any other provision of the Bankruptcy Code or applicable federal or state law to stay, interdict, condition, reduce or inhibit the ability of the Bank to enforce any rights it has or may come to have by virtue of this Agreement, the loan documents, or applicable law against the Borrower or against the collateral.

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BANK:

HANCOCK WHITNEY BANK

By: Kenneth C. Misemer

Name: Kenneth C. Misemer
Title: Senior Vice President
Address for Notices: 2202 North Westshore Boulevard, Suite 150, Tampa, Florida 33607
Telephone No.: (813) 998-2884
Attention: Kenneth C. Misemer, Senior Vice President

BORROWER:

1347 PROPERTY INSURANCE HOLDINGS, INC.

By: John S. Hill

Name: John S. Hill
Title: Vice President, Secretary, and CFO

Address for Notices: 4201 Congress St. Suite 140 Charlotte, North Carolina 28209
Telephone No.: 727-709-8851
Attention: D. Kyle Cerminara

NOTICE OF INDEMNIFICATION:
BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO SECTION H HEREOF.

INTERNAL USE ONLY